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                                                                    EXHIBIT 23.3

                         [LETTERHEAD OF JOHN E. GOODWIN]



                          INDEPENDENT AUDITOR'S CONSENT

         I consent to the inclusion in this registration statement on Form 40-F of my report, dated August 31, 2001, relating to the financial statements of FNX Mining Company Inc. (formerly Fort Knox Gold Resources Inc.)
for the year ended June 30, 2001.

Dated: May 30, 2003



                                           Very truly yours,

                                           "John E. Goodwin"

                                           John E. Goodwin, Chartered Accountant

                                           Toronto, Canada